UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/28/2014

Item 1. Reports to Stockholders.

Semiannual Report 11/30/2014

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Emerging Markets Local Debt Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/28/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Government Bond Index - Emerging Markets Global Diversified
6-Month	-3.56%	-8.14%	-4.50%
1-Year	-0.30	-5.03	-0.33
Since Inception (6/30/10)	2.67	1.54	3.64

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*November 28, 2014, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2014.

2      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -3.56% during the reporting period. On a relative basis, the JPMorgan Government Bond Index - Emerging Markets Global Diversified (the “Index”) returned -4.50%. Although emerging market debt experienced declines this reporting period, the Fund outperformed the Index due largely to its underweight positions in Russia and Colombia, and through a short euro hedge against eastern European currencies.

MARKET OVERVIEW

Global fixed-income and equity markets were choppy during the reporting period, and emerging market debt was no exception. In the U.S., the Federal Reserve (the “Fed”) maintained its open-ended quantitative easing (“QE”) program involving monthly bond purchases of $85 billion through the end of 2013, but announced in December that it would begin tapering its purchases in January 2014. In 2014, the Fed reduced its monthly purchases of U.S. Treasuries and mortgage-backed securities (“MBS”) in steady $10 billion increments, and completed the process (thereby ending the program’s purchases) on October 31. Tapering the QE program in increments helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Economic data in the U.S. was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively. Finally, oil prices declined dramatically, losing over 25% during the reporting period.

While economic growth in the U.S. remained largely on track, it slowed in other areas, including Europe and parts of both Latin

America and Asia Pacific. Interest rates in core Europe dropped significantly, and turned negative in many cases. The U.S. dollar rallied strongly against most currencies, but especially the Russian ruble, Brazilian real, the euro, and Japanese yen. In many cases, the large move in currencies represented buying of the U.S. dollar due to a positive U.S. economic outlook compared to weakening growth prospects elsewhere, in addition to anticipated higher rates in the U.S. The euro was challenged by persistent weakness in Europe and elevated concerns about deflation. Other nations faced headwinds as well. Japan’s economy remained moribund while Brazil faced a quadruple threat of recession, election uncertainty, inflation and a current account deficit. Falling commodity prices pressured natural resource exporters like Brazil, Russia and Australia. Russia was also under pressure due to sanctions related to hostilities in eastern Ukraine and Crimea, and the precipitous drop in oil prices. Even countries with positive economic fundamentals saw their currencies drop versus the dollar. Finally, the Chinese central bank moved to inject liquidity into the economy.

3      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FUND REVIEW

During the reporting period, the Fund’s outperformance versus the Index was driven by its underweight exposure to Russia, which experienced ongoing geopolitical risk. Underweight exposure to the European Union, Colombia and Poland also benefited the Fund’s performance. We also significantly reduced our position in Brazil, which had a difficult reporting period. This decision benefited the Fund’s relative performance. Exposure to Indonesia, India and South Africa contributed positively to the Fund’s performance this reporting period. Indonesia and India have benefited from business-friendly administrations, tight monetary policy, and therefore relatively stable currencies.

Detractors from relative performance included our modest exposure to South Korea and Thailand, and our positions in Mexico. The political situation in Thailand, uncertainty about Chinese slackening growth and its impact on South Korea, and a mixture of concerns about commodity prices, narco-terrorism in Mexico and the slow pace of economic reform on the part of the Mexican government contributed to their underperformance.

STRATEGY & OUTLOOK

Emerging market countries have become highly differentiated, and we believe the removal of extraordinary monetary policy in the U.S. will affect a number of emerging market economies negatively. However, not all emerging market countries are experiencing fragilities. We believe that many are at a low point cyclically in their economic cycle, but very few face structural problems. As the U.S. interest rate cycle plays out, one of the most important things we will examine is whether or not emerging market policymakers are taking necessary steps to stay ahead of it. Those that do their homework and take action to keep their economies looking attractive either by “price” (high real yields) or “good looks” (a strong structural story) may show resilience to future volatility, while those that do not make proper adjustments may continue to suffer.

Sara J. Zervos, Ph.D. Portfolio Manager

4      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Top Holdings and Allocations*

TOP TEN GEOGRAPHICAL HOLDINGS

Turkey	16.6%
South Africa	12.2
United States	10.8
Indonesia	8.0
Hungary	6.7
Thailand	6.4
Brazil	6.2
Mexico	4.8
Poland	4.8
Colombia	4.8

Portfolio holdings and allocation are subject to change. Percentages are as of November 28, 2014, and are based on total market value of investments.

PORTFOLIO ALLOCATION

Foreign Government Obligations	75.8%
Short-Term Notes	9.4
Investment Companies
Oppenheimer Institutional Money Market Fund	8.4
Non-Convertible Corporate Bonds and Notes	6.2
Over-the-Counter Options Purchased	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of November 28, 2014, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	10.8%
AA	1.2
A	21.9
BBB	54.0
BB	2.9
Unrated	9.2
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of November 28, 2014, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

*November 28, 2014, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

5      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/28/14*

	Inception Date	6-Month	1-Year	Since Inception
Class A (OEMAX)	6/30/10	-3.56%	-0.30%	2.67%
Class C (OEMCX)	6/30/10	-3.81%	-1.03%	1.92%
Class I (OEMIX)	9/28/12	-3.26%	0.10%	-2.52%
Class R (OEMNX)	6/30/10	-3.68%	-0.54%	2.41%
Class Y (OEMYX)	6/30/10	-3.31%	0.01%	2.97%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/28/14*

	Inception Date	6-Month	1-Year	Since Inception
Class A (OEMAX)	6/30/10	-8.14%	-5.03%	1.54%
Class C (OEMCX)	6/30/10	-4.75%	-1.96%	1.92%
Class I (OEMIX)	9/28/12	-3.26%	0.10%	-2.52%
Class R (OEMNX)	6/30/10	-4.62%	-1.48%	2.41%
Class Y (OEMYX)	6/30/10	-3.31%	0.01%	2.97%

STANDARDIZED YIELDS

For the 30 Days Ended 11/30/14
Class A	3.64%
Class C	3.07
Class I	4.23
Class R	3.58
Class Y	4.13

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares.

Standardized yield is based on net investment income for the 30-day period ended 11/30/14 and the maximum offering price at the end of the period for Class A shares and the net asset

6      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

value for Class C, Class R, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the JPMorgan Government Bond Index - Emerging Markets Global Diversified, a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 28, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 28, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Actual	Beginning Account Value June 1, 2014	Ending Account Value November 28, 2014	Expenses Paid During 6 Months Ended November 28, 2014
Class A	$1,000.00	$964.40	$6.06
Class C	1,000.00	961.90	9.73
Class I	1,000.00	967.40	4.11
Class R	1,000.00	963.20	7.28
Class Y	1,000.00	966.90	4.64

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.65	6.23
Class C	1,000.00	1,014.93	9.99
Class I	1,000.00	1,020.63	4.22
Class R	1,000.00	1,017.41	7.48
Class Y	1,000.00	1,020.08	4.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 28, 2014 are as follows:

Class	Expense Ratios
Class A	1.24%
Class C	1.99
Class I	0.84
Class R	1.49
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS November 28, 2014* Unaudited

		Principal Amount	Value

Foreign Government Obligations—72.7%

Brazil—5.3%
Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts., 9.762%, 1/1/17	BRL	1,865,000	$699,599

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	1,055,000	392,009
9.762%, 1/1/21	BRL	825,000	297,669
10.00%, 1/1/23	BRL	1,700,000	605,624
10.00%, 1/1/25	BRL	810,000	284,614
13.288%, 8/15/50	BRL	1,145,000	1,152,349

			3,431,864

Colombia—4.4%
Republic of Colombia Sr. Unsec. Bonds, Series B, 6%, 4/28/28	COP	1,065,000,000	439,297

Republic of Colombia Sr. Unsec. Nts.:
Series B, 7.00%, 5/4/22	COP	939,000,000	440,602
Series B, 10.00%, 7/24/24	COP	3,541,000,000	1,982,704

			2,862,603

Hungary—6.4%
Hungary Sr. Unsec. Bonds, 8%, 2/12/15	HUF	62,000,000	254,468

Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	459,000,000	2,315,937
Series 23/A, 6.00%, 11/24/23	HUF	328,000,000	1,595,807

			4,166,212

Indonesia—7.6%
Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	18,150,000,000	1,534,654
Series FR70, 8.375%, 3/15/24	IDR	19,460,000,000	1,671,241
Series FR71, 9.00%, 3/15/29	IDR	19,830,000,000	1,770,234

			4,976,129

Israel—2.0%
State of Israel Unsec. Bonds, 5%, 1/31/20	ILS	4,360,000	1,337,577

Mexico—4.4%
United Mexican States Unsec. Bonds:
Series M20, 7.50%, 6/3/27	MXN	11,000,000	885,535
Series M20, 8.50%, 5/31/29	MXN	14,770,000	1,285,409
Series M30, 8.50%, 11/18/38	MXN	5,100,000	446,215
Series M30, 10.00%, 11/20/36	MXN	2,400,000	239,321

			2,856,480

Peru—1.7%
Republic of Peru Sr. Unsec. Bonds:
7.84%, 8/12/20[1]	PEN	890,000	352,393
8.20%, 8/12/26[1]	PEN	1,755,000	735,569

			1,087,962

Poland—4.6%
Republic of Poland Unsec. Bonds, 5.50%, 4/25/15	PLN	10,000,000	3,018,512

10      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value

Romania—2.3%
Romania Unsec. Bonds:
5.85%, 4/26/23	RON	1,390,000	$455,367
5.90%, 7/26/17	RON	3,350,000	1,031,057

			1,486,424

Russia—3.6%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[1]	RUB	6,700,000	114,031

Russian Federation Unsec. Bonds:
Series 6205, 7.60%, 4/14/21	RUB	10,900,000	188,224
Series 6206, 7.40%, 6/14/17	RUB	39,000,000	719,801
Series 6209, 7.60%, 7/20/22	RUB	8,700,000	147,420
Series 6210, 6.80%, 12/11/19	RUB	7,400,000	126,875
Series 6212, 7.05%, 1/19/28	RUB	7,700,000	116,843
Series 6215, 7.00%, 8/16/23	RUB	13,900,000	225,433
Series 6216, 6.70%, 5/15/19	RUB	41,800,000	718,447

			2,357,074

South Africa—11.7%
Republic of South Africa Sr. Unsec. Bonds, 6.75%, Series R208, 3/31/21	ZAR	12,900,000	1,144,188

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	16,400,000	1,517,858
Series 2030, 8.00%, 1/31/30	ZAR	18,600,000	1,676,366
Series 2032, 8.25%, 3/31/32	ZAR	4,000,000	362,296
Series 2048, 8.75%, 2/28/48	ZAR	5,300,000	491,947
Series R186, 10.50%, 12/21/26	ZAR	22,000,000	2,422,368

			7,615,023

South Korea—1.2%
Republic of South Korea Treasury Bonds, 3.25%, 6/10/15	KRW	850,000,000	772,079

Thailand—6.1%
Kingdom of Thailand Sr. Unsec. Bonds:
3.25%, 6/16/17	THB	22,900,000	716,821
3.85%, 12/12/25	THB	47,250,000	1,552,271
3.875%, 6/13/19	THB	31,900,000	1,036,512
5.125%, 3/13/18	THB	20,700,000	687,459

			3,993,063

Turkey—11.4%
Republic of Turkey Bonds:
8.20%, 7/13/16	TRY	1,800,000	821,726
8.30%, 10/7/15	TRY	3,165,000	1,439,479
8.80%, 11/14/18	TRY	2,340,000	1,102,739
8.80%, 9/27/23	TRY	1,850,000	893,501
10.40%, 3/20/24	TRY	1,080,000	572,139
10.50%, 1/15/20	TRY	655,000	333,018

Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15	TRY	660,000	431,396
6.30%, 2/14/18	TRY	1,550,000	677,025
7.10%, 3/8/23	TRY	1,370,000	594,071
9.00%, 3/8/17	TRY	350,000	162,957

11      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Turkey (Continued)

Republic of Turkey Unsec. Bonds: (Continued)
9.00%, 7/24/24	TRY	775,000	$381,459

			7,409,510

Total Foreign Government Obligations (Cost $49,283,878)			47,370,512

Corporate Bonds and Notes—6.0%

Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[1]	TRY	595,000	254,325

Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[1]	BRL	145,000	54,272

Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[1]	BRL	370,000	140,291

Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[1]	COP	214,000,000	104,172

Is Yatirim Menkul Degerler AS, 9.786% Unsec. Nts., 2/24/15	TRY	3,100,000	1,370,587

Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[1]	BRL	110,000	37,312

Oi SA, 9.75% Sr. Unsec. Nts., 9/15/16[1]	BRL	360,000	130,183

Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	MXN	2,300,000	162,446

Turkiye Is Bankasi AS, 8.864% Unsec. Nts., 2/9/15	TRY	3,000,000	1,331,699

VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[1]	RUB	6,500,000	113,557

Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[2]	RUB	8,000,000	157,677

Total Corporate Bonds and Notes (Cost $4,319,744)			3,856,521

Short-Term Notes—9.0%

Bank Negara Malaysia Monetary Unsec. Nts., 3.158%, 12/4/14[3]	MYR	10,000,000	2,955,638

Korea Monetary Stabilization Bonds, 2.72%, 12/9/14	KRW	1,551,000,000	1,399,909

United States Treasury Bills, 0.051%, 12/26/14[3]		1,500,000	1,499,948

Total Short-Term Notes (Cost $6,117,036)			5,855,495

	Counterparty		Exercise Price	Expiration Date		Contracts

Over-the-Counter Options Purchased—0.2%

BRL Currency Call[4]	GSG	BRL	2.288	12/12/14	BRL	4,630,000	—

BRL Currency Call[4]	JPM	BRL	2.453	12/23/14	BRL	12,265,000	6,635

BRL Currency Call[4]	GSG	BRL	44.000	8/25/16	BRL	7,000,000	52,125

CNH Currency Put[4]	JPM	CNH	6.153	1/12/16	CNH	17,400,000	79,535

Total Over-the-Counter Options Purchased (Cost $167,571)							138,295

						Shares

Investment Company—8.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[5,6] (Cost $5,226,530)						5,226,530	5,226,530

Total Investments, at Value (Cost $65,114,759)						95.9%	62,447,353

Net Other Assets (Liabilities)						4.1	2,699,692

Net Assets						100.0%	$65,147,045

12      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

* November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,198,551 or 3.37% of the Fund’s net assets as of November 28, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Non-income producing security.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended November 28, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 30, 2014	Gross Additions	Gross Reductions	Shares November 28, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	—	40,860,214	35,633,684	5,226,530

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$5,226,530	$1,654

a. May 30, 2014 represents the last business day of the Fund’s 2014 fiscal year.

6. Rate shown is the 7-day yield as of November 28, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Turkey	$10,366,122	16.6%
South Africa	7,615,022	12.2
United States	6,726,478	10.8
Indonesia	4,976,129	8.0
Hungary	4,166,212	6.7
Thailand	3,993,063	6.4
Brazil	3,852,682	6.2
Mexico	3,018,926	4.8
Poland	3,018,512	4.8
Colombia	2,966,775	4.8
Malaysia	2,955,638	4.7
Russia	2,628,308	4.2
South Korea	2,171,988	3.5
Romania	1,486,424	2.4
Israel	1,337,577	2.1
Peru	1,087,962	1.7
China Offshore	79,535	0.1

Total	$62,447,353	100.0%

13      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts as of November 28, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	12/2014	HUF	193,000	USD	816	$—	$32,510
BAC	12/2014	IDR	11,729,000	USD	963	—	1,973
BAC	10/2015	INR	277,000	USD	4,268	—	34,896
BAC	02/2015	KRW	961,000	USD	907	—	43,113
BAC	02/2015	MYR	405	USD	126	—	7,427
BAC	12/2014	RUB	46,300	USD	1,026	—	110,312
BAC	02/2015	TRY	4,200	USD	1,812	49,871	—
BAC	01/2015 - 04/2015	USD	3,092	BRL	7,705	155,373	—
BAC	12/2014	USD	821	EUR	615	55,555	—
BAC	12/2014	USD	257	HUF	63,000	1,621	—
BAC	12/2014	USD	966	IDR	11,729,000	4,589	—
BAC	02/2015	USD	3,815	MYR	12,620	126,071	—
BNP	12/2014	RUB	29,400	USD	639	—	58,056
BOA	01/2015	BRL	2,120	USD	909	—	90,607
BOA	02/2015	KRW	2,668,000	USD	2,597	—	196,907
BOA	12/2014	THB	62,000	USD	1,904	—	17,474
BOA	01/2015	USD	1,591	BRL	4,000	46,312	—
BOA	02/2015	USD	818	COP	1,771,000	25,432	—
BOA	12/2014	USD	620	HUF	149,000	14,826	—
BOA	02/2015	USD	240	INR	15,000	2,105	—
BOA	12/2014 - 02/2015	USD	2,890	KRW	3,114,000	83,941	—
BOA	12/2014	USD	1,528	THB	50,000	6,251	—
CITNA-B	12/2014	EUR	830	USD	1,052	—	19,084
CITNA-B	12/2014 - 01/2015	MXN	34,000	USD	2,490	—	53,796
CITNA-B	02/2015	USD	260	HUF	62,000	9,297	—
CITNA-B	12/2014 - 02/2015	USD	4,330	TRY	9,730	3,929	3,685
CITNA-B	12/2014	USD	1,540	ZAR	17,170	8,324	17,524
CITNA-B	12/2014	ZAR	9,990	USD	917	—	15,857
DEU	01/2015	MXN	30,590	USD	2,260	—	67,940
DEU	02/2015	USD	1,298	TRY	3,000	—	35,228
DEU	12/2014	USD	417	ZAR	4,510	9,666	—
DEU	12/2014	ZAR	4,090	USD	361	7,453	—
GSCO-OT	12/2014 - 01/2015	BRL	15,250	USD	6,214	—	311,095
GSCO-OT	02/2015	CLP	492,000	USD	821	—	19,084
GSCO-OT	12/2014 - 01/2015	USD	6,669	BRL	16,405	327,713	—
GSCO-OT	01/2015	USD	889	ILS	3,330	33,810	—
JPM	01/2015 - 04/2015	BRL	14,120	USD	5,780	—	379,376
JPM	01/2016	CNH	17,400	USD	2,829	—	68,696
JPM	12/2014	EUR	1,430	USD	1,787	—	7,303
JPM	12/2014	HUF	514,000	USD	2,147	—	60,689
JPM	12/2014 - 05/2015	IDR	17,381,000	USD	1,432	—	14,821
JPM	01/2015	ILS	860	USD	227	—	6,271
JPM	12/2014	MXN	15,600	USD	1,179	—	60,453
JPM	02/2015	MYR	14,995	USD	4,579	—	195,811
JPM	12/2014	PLN	4,920	USD	1,538	—	74,480
JPM	01/2015	RON	1,615	USD	456	—	3,224
JPM	12/2014	USD	1,338	EUR	1,005	87,826	—
JPM	12/2014	USD	1,781	HUF	442,000	2,016	14,612
JPM	12/2014	USD	1,196	IDR	14,555,000	3,021	—
JPM	01/2015	USD	1,460	ILS	5,470	55,525	—

14      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

JPM	12/2014 - 02/2015	USD	2,757	KRW	2,940,000	$110,277	$—
JPM	12/2014 - 02/2015	USD	2,678	RUB	125,300	206,000	—
JPM	12/2014	ZAR	5,370	USD	483	3,293	1,395
MSCO	12/2014	COP	293,000	USD	141	—	8,875
MSCO	12/2014	MXN	20,000	USD	1,513	—	77,774
MSCO	12/2014	USD	790	BRL	1,990	14,549	—
MSCO	12/2014	USD	824	EUR	615	58,285	—
MSCO	12/2014 - 12/2014	USD	2,700	MXN	35,600	145,435	—
MSCO	12/2014	USD	273	ZAR	3,040	—	1,437
MSCO	12/2014	ZAR	3,820	USD	344	951	—
RBS	12/2014	USD	32	ZAR	350	499	—
TDB	01/2015	MXN	26,900	USD	1,989	—	61,479
TDB	12/2014	TRY	3,995	USD	1,799	—	1,514
TDB	04/2015	USD	489	BRL	1,240	22,169	—
TDB	12/2014	USD	2,604	EUR	1,985	134,171	—
TDB	12/2014	USD	1,891	HUF	455,000	44,197	—
TDB	12/2014	USD	2,050	ZAR	22,365	32,909	—
TDB	12/2014	ZAR	16,120	USD	1,443	11,189	—

Total Unrealized Appreciation and Depreciation						$1,904,451	$2,174,778

Over-the-Counter Options Written at November 28, 2014
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

BRL Currency Put	GSG	JPY	28.000	8/25/16	BRL	(6,900,000)	$62,399	$(51,472)

BRL Currency Put	GSG	BRL	2.522	12/12/14	BRL	(5,105,000)	18,420	(48,630)

EUR Currency Call	BOA	PLN	4.326	1/16/15	EUR	(1,500,000)	11,253	(1,620)

EUR Currency Call	BOA	PLN	4.320	1/22/15	EUR	(3,000,000)	22,800	(4,485)

EUR Currency Call	GSG	PLN	4.315	1/16/15	EUR	(1,500,000)	11,848	(1,906)

EUR Currency Put	GSG	PLN	4.170	2/20/15	EUR	(1,600,000)	6,541	(10,310)

EUR Currency Call	GSG	PLN	4.300	2/20/15	EUR	(1,600,000)	6,300	(6,766)

Total of Over-the-Counter Options Written							$139,561	$(125,189)

Over-the-Counter Currency Swaps at November 28, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Value

BOA	Pay	Six- Month USD BBA LIBOR	7.100%	1/21/19	USD	43,500	709,026	$64,666

GSG	Pay	Six- Month USD BBA LIBOR	7.210	1/13/19	INR	44,250	711,758	82,296

GSG	Pay	Six- Month USD BBA LIBOR	7.100	1/15/19	INR	43,750	706,442	75,402

Total of Over-the-Counter Currency Swap								$222,364

15      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Cleared Interest Rate Swaps at November 28, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Receive	Three- Month USD BBA LIBOR	2.702%	6/18/24	USD	870	$(43,706)

GSG	Receive	Three- Month USD BBA LIBOR	2.396	10/29/24	USD	440	(4,908)

GSG	Receive	Three- Month USD BBA LIBOR	2.695	6/19/24	USD	870	(43,076)

JPM	Pay	MXN TIIE BANXICO	6.070	8/1/24	MXN	10,000	14,383

JPM	Receive	Three- Month USD BBA LIBOR	2.399	10/29/24	USD	410	(4,686)

JPM	Pay	Six-Month PLN WIBOR WIBO	2.847	8/29/24	PLN	2,600	44,027

JPM	Pay	MXN TIIE BANXICO	6.090	7/29/24	MXN	10,300	16,191

JPM	Receive	Three- Month USD BBA LIBOR	2.550	8/12/24	USD	690	(22,031)

JPM	Receive	Three- Month USD BBA LIBOR	2.570	8/15/24	USD	680	(22,809)

Total of Cleared Interest Rate Swaps							$(66,615)

Over-the-Counter Interest Rate Swaps at November 28, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BOA	Pay	Three- Month MYR KLIBOR	4.510%	6/17/24	MYR	2,900	$34,382

GSG	Pay	Three- Month ILS TELEBOR01	2.365	10/6/24	ILS	2,370	15,284

GSG	Pay	MXN TIIE BANXICO	5.545	11/11/21	MXN	25,000	12,420

GSG	Pay	Three- Month MYR KLIBOR	4.315	10/8/24	MYR	3,500	24,422

GSG	Pay	MXN TIIE BANXICO	4.260	6/15/16	MXN	42,700	13,353

GSG	Pay	Three- Month MYR KLIBOR	4.515	6/17/24	MYR	2,900	34,717

HSBC	Pay	Three- Month ILS TELEBOR01	2.350	10/8/24	ILS	3,000	18,245

JPM	Pay	MXN TIIE BANXICO	4.280	6/15/16	MXN	42,400	13,851

16      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

JPM	Pay	Three- Month COP IBR OIS	6.090%	10/29/24	COP	1,030,000	$2,487

JPM	Pay	Six-Month PLN WIBOR WIBO	2.700	10/9/24	PLN	3,100	41,246

MOS-A	Pay	Three- Month COP IBR OIS	6.090	10/29/24	COP	1,060,000	2,559

Total of Over-the-Counter Interest Rate Swaps							$212,966

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

17      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
LIBOR	London - Interbank Offered Rate
OIS	Overnight Index Swap
TELEBOR01	Tel Aviv Interbank Offered Rate 1 Month
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Financial Statements.

18      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES November 28, 20141 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $59,888,229)	$57,220,823
Affiliated companies (cost $5,226,530)	5,226,530

62,447,353

Cash	519,795

Cash—foreign currencies (cost $118)	116

Cash used for collateral on OTC derivatives	681,178

Unrealized appreciation on foreign currency exchange contracts	1,904,451

Swaps, at value	435,330

Centrally cleared swaps, at value	74,601

Receivables and other assets:
Interest and dividends	1,064,760
Investments sold	671,778
Shares of beneficial interest sold	30,996
Other	9,895

Total assets	67,840,253

Liabilities
Unrealized depreciation on foreign currency exchange contracts	2,174,778

Options written, at value (premiums received $139,561)	125,189

Centrally cleared swaps, at value	141,216

Payables and other liabilities:
Shares of beneficial interest redeemed	127,900
Dividends	58,878
Distribution and service plan fees	11,314
Trustees’ compensation	5,673
Shareholder communications	2,078
Other	46,182

Total liabilities	2,693,208

Net Assets	$65,147,045

Composition of Net Assets
Par value of shares of beneficial interest	$7,458

Additional paid-in capital	78,272,537

Accumulated net investment loss	(1,974,088)

Accumulated net realized loss on investments and foreign currency transactions	(8,554,645)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,604,217)

Net Assets	$65,147,045

1. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

19      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $39,822,641 and 4,558,956 shares of beneficial interest outstanding)	$8.74
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.18

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,234,336 and 1,514,414 shares of beneficial interest outstanding)	$8.74

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $50,699 and 5,806 shares of beneficial interest outstanding)	$8.73

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,698,835 and 194,500 shares of beneficial interest outstanding)	$8.73

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,340,534 and 1,184,526 shares of beneficial interest outstanding)	$8.73

See accompanying Notes to Financial Statements.

20      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF OPERATIONS For the Six Months Ended November 28, 20141

Investment Income
Interest(net of foreign withholding taxes of $33,920)	$2,084,917

Dividends-affiliated companies	1,654

Total investment income	2,086,571

Expenses
Management fees	260,088

Distribution and service plan fees:
Class A	38,732
Class C	71,226
Class R2	4,458

Transfer and shareholder servicing agent fees:
Class A	47,211
Class C	15,875
Class I	6
Class R2	2,005
Class Y	12,245

Shareholder communications:
Class A	5,449
Class C	3,051
Class I	2
Class R2	324
Class Y	821

Custodian fees and expenses	41,196

Trustees’ compensation	5,233

Other	39,362

Total expenses	547,284
Less reduction to custodian expenses	(53)
Less waivers and reimbursements of expenses	(73,923)

Net expenses	473,308

Net Investment Income	1,613,263

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains tax of $(35))	(10,363)
Closing and expiration of option contracts written	157,691
Foreign currency transactions	(1,691,727)
Swap contracts	274,703
Closing and expiration of swaption contracts written	9,706

Net realized loss	(1,259,990)

1. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

21      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss) (Continued)
Net change in unrealized appreciation/depreciation on:
Investments	$720,679
Translation of assets and liabilities denominated in foreign currencies	(3,461,722)
Option contracts written	(31,823)
Swap contracts	(40,081)

Net change in unrealized appreciation/depreciation	(2,812,947)

Net Decrease in Net Assets Resulting from Operations	$(2,459,674)

See accompanying Notes to Financial Statements.

22      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENTS OF CHANGES IN NET ASSESTS Unaudited

	Six Months Ended November 28, 2014[1] (Unaudited)	Year Ended May 30, 2014[1]

Operations
Net investment income	$1,613,263	$4,040,133

Net realized loss	(1,259,990)	(12,864,631)

Net change in unrealized appreciation/depreciation	(2,812,947)	3,524,325

Net decrease in net assets resulting from operations	(2,459,674)	(5,300,173)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,015,784)	(692,346)
Class C	(286,814)	(210,977)
Class I	(1,072)	(287)
Class R2	(41,005)	(28,247)
Class Y	(267,714)	(150,703)

	(1,612,389)	(1,082,560)

Distributions from net realized gain:
Class A	—	(805,007)
Class C	—	(283,398)
Class I	—	(593)
Class R2	—	(33,093)
Class Y	—	(130,035)

	—	(1,252,126)

Tax return of capital distribution:
Class A	—	(1,883,318)
Class C	—	(573,901)
Class I	—	(780)
Class R2	—	(76,838)
Class Y	—	(409,944)

	—	(2,944,781)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(3,356,590)	(12,643,277)
Class C	(1,051,700)	(8,432,633)
Class I	19,092	25,924
Class R2	(150,458)	(754,824)
Class Y	422,234	(3,675,823)

	(4,117,422)	(25,480,633)

1. November 28, 2014 and May 30, 2014 represents the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

23      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENTS OF CHANGES IN NET ASSESTS Unaudited / Continued

Net Assets
Total decrease	$(8,189,485)	$(36,060,273)

Beginning of period	73,336,530	109,396,803

End of period (including accumulated net investment loss of $1,974,088 and $1,974,962, respectively)	$65,147,045	$73,336,530

See accompanying Notes to Financial Statements.

24      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 28, 2014 [1] (Unaudited)	Year Ended May 30, 2014 [1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$ 9.27	$ 10.35	$ 9.73	$ 10.73	$ 10.00
Income (loss) from investment operations:
Net investment income[3]	0.22	0.48	0.53	0.56	0.52
Net realized and unrealized gain (loss)	(0.06)	(0.93)	0.62	(0.94)	0.75

Total from investment operations	0.16	(0.45)	1.15	(0.38)	1.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.69)	(0.13)	(0.53)	(0.41)	(0.52)
Distributions from net realized gain	0.00	(0.15)	0.00	0.00	(0.02)
Tax return of capital distribution	0.00	(0.35)	0.00	(0.21)	0.00

Total dividends and/or distributions to shareholders	(0.69)	(0.63)	(0.53)	(0.62)	(0.54)
Net asset value, end of period	$ 8.74	$ 9.27	$ 10.35	$ 9.73	$ 10.73

Total Return, at Net Asset Value[4]	(3.56)%	(4.20)%	11.84%	(3.67)%	12.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 39,823	$ 45,660	$ 64,789	$ 51,319	$ 43,912
Average net assets (in thousands)	$ 42,712	$ 50,865	$ 62,849	$ 48,137	$ 35,869
Ratios to average net assets:[5]
Net investment income	4.76%	5.08%	4.96%	5.49%	5.31%
Total expenses[6]	1.42%	1.41%	1.30%	1.26%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.25%	1.25%	1.23%	1.24%
Portfolio turnover rate	47%	251%	130%	93%	80%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from June 30, 2010 (inception of offering) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 28, 2014	1.42%
Year Ended May 30, 2014	1.41%
Year Ended May 31, 2013	1.30%
Year Ended May 31, 2012	1.26%
Period Ended May 31, 2011	1.26%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS

Class C	Six Months Ended November 28, 2014 [1] (Unaudited)	Year Ended May 30, 2014 [1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011 [2]
Per Share Operating Data
Net asset value, beginning of period	$ 9.27	$ 10.35	$ 9.73	$ 10.73	$ 10.00
Income (loss) from investment operations:
Net investment income[3]	0.18	0.41	0.44	0.48	0.44
Net realized and unrealized gain (loss)	(0.12)	(0.94)	0.63	(0.94)	0.75

Total from investment operations	0.06	(0.53)	1.07	(0.46)	1.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.59)	(0.11)	(0.45)	(0.36)	(0.44)
Distributions from net realized gain	0.00	(0.15)	0.00	0.00	(0.02)
Tax return of capital distribution	0.00	(0.29)	0.00	(0.18)	0.00

Total dividends and/or distributions to shareholders	(0.59)	(0.55)	(0.45)	(0.54)	(0.46)
Net asset value, end of period	$ 8.74	$ 9.27	$ 10.35	$ 9.73	$ 10.73

Total Return, at Net Asset Value[4]	(3.81)%	(4.92)%	11.00%	(4.40)%	12.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 13,234	$ 15,128	$ 26,066	$ 12,070	$ 7,241
Average net assets (in thousands)	$ 14,306	$ 18,262	$ 19,486	$ 9,819	$ 3,962
Ratios to average net assets:[5]
Net investment income	3.99%	4.32%	4.16%	4.73%	4.56%
Total expenses[6]	2.25%	2.29%	2.26%	2.36%	2.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.99%	2.00%	2.00%	2.00%	2.00%
Portfolio turnover rate	47%	251%	130%	93%	80%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from June 30, 2010 (inception of offering) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 28, 2014	2.25%
Year Ended May 30, 2014	2.29%
Year Ended May 31, 2013	2.26%
Year Ended May 31, 2012	2.36%
Period Ended May 31, 2011	2.46%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class I	Six Months Ended November 28, 2014 [1] (Unaudited)	Year Ended May 30, 2014 [1]	Period Ended May 31, 2013 [2]

Per Share Operating Data
Net asset value, beginning of period	$ 9.26	$ 10.34	$ 10.53

Income (loss) from investment operations:
Net investment income[3]	0.22	0.52	0.37
Net realized and unrealized loss	(0.01)	(0.94)	(0.19)

Total from investment operations	0.21	(0.42)	0.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.74)	(0.14)	(0.37)
Distributions from net realized gain	0.00	(0.15)	0.00
Tax return of capital distribution	0.00	(0.37)	0.00

Total dividends and/or distributions to shareholders	(0.74)	(0.66)	(0.37)

Net asset value, end of period	$ 8.73	$ 9.26	$ 10.34

Total Return, at Net Asset Value[4]	(3.26)%	(3.83)%	1.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 51	$ 34	$ 10

Average net assets (in thousands)	$ 42	$ 19	$ 10

Ratios to average net assets:[5]
Net investment income	4.83%	5.63%	5.20%
Total expenses[6]	1.04%	1.02%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.85%	0.85%

Portfolio turnover rate	47%	251%	130%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from September 28, 2012 (inception of offering) to May 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 28, 2014	1.04%
Year Ended May 30, 2014	1.02%
Period Ended May 31, 2013	0.95%

See accompanying Notes to Financial Statements.

27      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS

Class R	Six Months Ended November 28, 2014 [1] (Unaudited)	Year Ended May 30, 2014 [1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011 [2]

Per Share Operating Data
Net asset value, beginning of period	$ 9.27	$ 10.35	$ 9.73	$ 10.73	$ 10.00

Income (loss) from investment operations:
Net investment income[3]	0.20	0.46	0.50	0.53	0.49
Net realized and unrealized gain (loss)	(0.09)	(0.94)	0.62	(0.94)	0.75

Total from investment operations	0.11	(0.48)	1.12	(0.41)	1.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.65)	(0.12)	(0.50)	(0.39)	(0.49)
Distributions from net realized gain	0.00	(0.15)	0.00	0.00	(0.02)
Tax return of capital distribution	0.00	(0.33)	0.00	(0.20)	0.00

Total dividends and/or distributions to shareholders	(0.65)	(0.60)	(0.50)	(0.59)	(0.51)

Net asset value, end of period	$ 8.73	$ 9.27	$ 10.35	$ 9.73	$ 10.73

Total Return, at Net Asset Value[4]	(3.68)%	(4.45)%	11.57%	(3.90)%	12.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 1,699	$ 1,957	$ 3,014	$ 1,452	$ 538

Average net assets (in thousands)	$ 1,822	$ 2,189	$ 2,210	$ 1,154	$ 300

Ratios to average net assets:[5]
Net investment income	4.47%	4.82%	4.69%	5.23%	5.06%
Total expenses[6]	1.74%	1.79%	1.72%	1.69%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.49%	1.50%	1.50%	1.50%	1.50%

Portfolio turnover rate	47%	251%	130%	93%	80%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from June 30, 2010 (inception of offering) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 28, 2014	1.74%
Year Ended May 30, 2014	1.79%
Year Ended May 31, 2013	1.72%
Year Ended May 31, 2012	1.69%
Period Ended May 31, 2011	2.07%

See accompanying Notes to Financial Statements.

28      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class Y	Six Months Ended November 28, 2014 [1] (Unaudited)	Year Ended May 30, 2014 [1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011 [2]

Per Share Operating Data
Net asset value, beginning of period	$ 9.26	$ 10.34	$ 9.73	$ 10.73	$ 10.00

Income (loss) from investment operations:
Net investment income[3]	0.22	0.51	0.55	0.59	0.55
Net realized and unrealized gain (loss)	(0.02)	(0.94)	0.62	(0.94)	0.74

Total from investment operations	0.20	(0.43)	1.17	(0.35)	1.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.73)	(0.13)	(0.56)	(0.43)	(0.54)
Distributions from net realized gain	0.00	(0.15)	0.00	0.00	(0.02)
Tax return of capital distribution	0.00	(0.37)	0.00	(0.22)	0.00

Total dividends and/or distributions to shareholders	(0.73)	(0.65)	(0.56)	(0.65)	(0.56)

Net asset value, end of period	$ 8.73	$ 9.26	$ 10.34	$ 9.73	$ 10.73

Total Return, at Net Asset Value[4]	(3.31)%	(3.91)%	12.07%	(3.37)%	13.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 10,340	$ 10,558	$ 15,518	$ 7,502	$ 2,514

Average net assets (in thousands)	$ 10,622	$ 10,338	$ 11,863	$ 5,855	$ 883

Ratios to average net assets:[5]
Net investment income	4.98%	5.43%	5.20%	5.74%	5.66%
Total expenses[6]	1.24%	1.22%	1.17%	1.23%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%	0.95%	0.95%

Portfolio turnover rate	47%	251%	130%	93%	80%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from June 30, 2010 (inception of offering) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 28, 2014	1.24%
Year Ended May 30, 2014	1.22%
Year Ended May 31, 2013	1.17%
Year Ended May 31, 2012	1.23%
Period Ended May 31, 2011	1.33%

See accompanying Notes to Financial Statements.

29      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS November 28, 2014 Unaudited

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”), formerly Oppenheimer Emerging Markets Debt Fund, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

30      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

2. Significant Accounting Policies (Continued)

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal

31      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the six month period ended November 28, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the six month period ended November 28, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$7,008,424

As of November 28, 2014, it is estimated that the capital loss carryforwards would be $7,008,424 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended November 28, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

32      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 28, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$65,355,545
Federal tax cost of other investments	(139,444)

Total federal tax cost	$65,216,101

Gross unrealized appreciation	$2,435,571
Gross unrealized depreciation	(4,960,677)

Net unrealized appreciation	$(2,525,106)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and

33      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

“asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

34      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

Security Type (Continued)	Standard inputs generally considered by third-party pricing vendors

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in

35      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$47,370,512	$—	$47,370,512
Corporate Bonds and Notes	—	3,856,521	—	3,856,521
Short-Term Notes	—	5,855,495	—	5,855,495
Over-the-Counter Options Purchased	—	138,295	—	138,295
Investment Company	5,226,530	—	—	5,226,530

Total Investments, at Value	5,226,530	57,220,823	—	62,447,353
Other Financial Instruments:
Swaps, at value	—	435,330	—	435,330
Centrally cleared swaps, at value	—	74,601	—	74,601
Foreign currency exchange contracts	—	1,904,451	—	1,904,451

Total Assets	$5,226,530	$59,635,205	$—	$64,861,735

Liabilities Table
Other Financial Instruments:
Centrally cleared swaps, at value	$—	$(141,216)	$—	$(141,216)
Options written, at value	—	(125,189)	—	(125,189)
Foreign currency exchange contracts	—	(2,174,778)	—	(2,174,778)

Total Liabilities	$—	$(2,441,183)	$—	$(2,441,183)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

36      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

37      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure

38      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended November 28, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $56,926,308 and $42,851,570, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the

39      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 28, 2014, the Fund had an ending monthly average market value of $39,459 and $82,414 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 28, 2014, the Fund had an ending monthly average market value of $12,899 and $91,421 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

40      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Written option activity for the six months ended November 28, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of May 30, 2014	9,540,000	$93,551	18,226,380,000	$47,037
Options written	7,600,000	52,201	45,313,669,286	129,527
Options closed or expired	(9,540,000)	(93,551)	(36,265,380,000)	(64,142)
Options exercised	–	–	(27,261,064,286)	(25,062)

Options outstanding as of November 28, 2014	7,600,000	$52,201	13,605,000	$87,360

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

41      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended November 28, 2014, the Fund had ending monthly average notional amounts of $20,964,435 and $35,963,401 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

For the six months ended November 28, 2014, the Fund had ending monthly average notional amounts of $2,163,092 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by

42      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the six months ended November 28, 2014, the Fund had an ending monthly average market value of $33,960 on written swaptions.

Written swaption activity for the six months ended November 28, 2014 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums

Swaptions outstanding as of May 30, 2014	—	$ —
Swaptions written	98,300,000	98,240
Swaptions closed or expired	(11,500,000)	(9,706)
Swaptions exercised	(86,800,000)	(88,534)

Swaptions outstanding as of November 28, 2014	—	$ —

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or

43      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of November 28, 2014, the Fund has required certain counterparties to post collateral of $550,449.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

44      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at November 28, 2014.

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$277,915	$(207,234)	$—	$—	$70,681
Barclays Bank plc	343,209	(165,011)	(178,198)	—	—
Citibank NA	21,550	(21,550)	—	—	—
Deutsche Bank Securities, Inc.	66,990	(35,228)	—	—	31,762
Goldman Sachs Bank USA	361,523	(217,022)	—	—	144,501
Goldman Sachs Group, Inc. (The)	310,019	(119,084)	—	—	190,935
HSBC Bank USA NA	18,245	—	—	—	18,245
JPMorgan Chase Bank NA	608,419	(608,419)	—	—	—
Morgan Stanley	2,559	—	—	—	2,559
Morgan Stanley Capital Services, Inc.	222,513	(198,344)	(24,169)	—	—
Royal Bank of Scotland plc (The)	499	—	—	—	499
Toronto Dominion Bank	244,635	(132,691)	—	—	111,944

	$2,478,076	$(1,704,583)	$(202,367)	$—	$571,126

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

45      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at November 28, 2014.

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(207,234)	$ 207,234	$—	$—	$—
Barclays Bank plc	(165,011)	165,011	—	—	—
BNP Paribas	(110,312)	—	—	—	(110,312)
Citibank NA	(226,550)	21,550	—	—	(205,000)
Deutsche Bank Securities, Inc.	(35,228)	35,228	—	—	—
Goldman Sachs Bank USA	(217,022)	217,022	—	—	—
Goldman Sachs Group, Inc. (The)	(119,084)	119,084	—	—	—
JPMorgan Chase Bank NA	(888,491)	608,419	—	—	(280,072)
Morgan Stanley Capital Services, Inc.	(198,344)	198,344	—	—	—
Toronto Dominion Bank	(132,691)	132,691	—	—	—

	$(2,299,967)	$ 1,704,583	$—	$—	$(595,384)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of November 28, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Foreign exchange contracts	Swaps, at value	$222,364
Interest rate contracts	Swaps, at value	212,966
Interest rate contracts	Centrally cleared swaps, at value	74,601	Centrally cleared swaps, at value	$141,216
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	1,904,451	Unrealized depreciation on foreign currency exchange contracts	2,174,778

46      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Foreign exchange contracts			Options written, at value	$125,189
Foreign exchange contracts	Investments, at value	$138,295*

Total		$2,552,677		$2,441,183

*Amount relates to purchased option contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Foreign currency transactions	Swap contracts	Total

Foreign exchange contracts	$(35,493)	$—	$157,691	$(733,112)	$73,337	$(537,577)
Interest rate contracts	78,851	9,706	—	—	201,366	289,923

Total	$43,358	$9,706	$157,691	$(733,112)	$274,703	$(247,654)

*Includes purchased option contracts, purchased swaption contracts and written swaption and option contacts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Foreign exchange contracts	$(34,044)	$(31,823)	$1,149,157	$8,373	$1,091,663
Interest rate contracts	—	—	—	(48,454)	(48,454)

Total	$(34,044)	$(31,823)	$1,149,157	$(40,081)	$1,043,209

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

47      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended November 28, 2014		Year Ended May 30, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	317,251	$2,866,313	1,348,520	$12,743,557
Dividends and/or distributions reinvested	79,338	713,398	252,835	2,346,148
Redeemed	(765,528)	(6,936,301)	(2,935,513)	(27,732,982)

Net decrease	(368,939)	$(3,356,590)	(1,334,158)	$(12,643,277)

Class C
Sold	122,118	$1,114,055	432,441	$4,073,802
Dividends and/or distributions reinvested	29,456	265,092	101,261	940,261
Redeemed	(269,150)	(2,430,847)	(1,420,094)	(13,446,696)

Net decrease	(117,576)	$(1,051,700)	(886,392)	$(8,432,633)

Class I
Sold	2,048	$18,370	3,794	$35,393
Dividends and/or distributions reinvested	95	851	113	1,027
Redeemed	(14)	(129)	(1,180)	(10,496)

Net increase	2,129	$19,092	2,727	$25,924

Class R
Sold	20,996	$191,393	67,615	$640,145
Dividends and/or distributions reinvested	4,490	40,343	14,611	135,646
Redeemed	(42,135)	(382,194)	(162,331)	(1,530,615)

Net decrease	(16,649)	$(150,458)	(80,105)	$(754,824)

Class Y
Sold	246,270	$2,241,389	794,067	$7,385,037
Dividends and/or distributions reinvested	16,331	146,474	56,622	527,630
Redeemed	(218,277)	(1,965,629)	(1,210,645)	(11,588,490)

Net increase (decrease)	44,324	$422,234	(359,956)	$(3,675,823)

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s reporting periods.

2. Effective July 1, 2014, Class N shares were renamed Class R.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended November 28, 2014 were as follows:

48      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

7. Purchases and Sales of Securities (Continued)

	Purchases	Sales

Investment securities	$20,667,183	$24,220,942
U.S. government and government agency obligations	—	1,087,613

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.75%
Next $500 million	0.70
Next $4 billion	0.65
Over $5 billion	0.60

The Fund’s management fee for the six months ended November 30, 2014 was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the

49      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

50      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

November 28, 2014	$10,524	$439	$294

Waivers and Reimbursements of Expenses. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 1.25% of average annual net assets for Class A shares, 2.00% for Class C shares, 0.85% for Class I, 1.50% for Class R shares and 0.95% for Class Y shares. During the six months ended November 28, 2014, the Manager reimbursed the Fund $36,209, $18,226, $39, $2,168 and $15,466 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended November 28, 2014, the Manager waived fees and/or reimbursed the Fund $1,815 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes C, R and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on September 28, 2014.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal

51      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Pending Litigation (Continued)

Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

52      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

53      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Sara Zervos, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager and the Sub-Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail emerging markets bond funds. The Board noted that the Fund underperformed its category median for the one- and three-year periods. The Board considered that the Fund’s underperformance versus its category median during these periods was mostly due to the fact that, unlike other competitors in its category, the Fund has a blended approach that incorporates emerging market hard currency debt, emerging market local currency debt and emerging market corporate debt. The Board took into consideration the Manager’s assertion that value has been restored in emerging market local currency debt and that the Manager continues to see positive underlying fundamentals in emerging market local currency debt, which it believes has potential to drive long-term outperformance of the asset class.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the Sub-Adviser and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail emerging markets bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and its category median and that the Fund’s total expenses were slightly higher than the peer group median and category median. The Board also considered that within the total asset range of $50 million to $100 million, the Fund’s effective management fee was equal to its peer group median and its category median. The Board noted that the Fund’s contractual management fees rank in the first quintile and that the Fund’s total expenses rank in the third quintile, despite being only one basis point above the Fund’s peer group median. The Board also considered that the Manager has agreed to voluntarily limit the total annual operating expenses after fee waiver and/or reimbursement for all classes of shares of the Fund so that total expenses, as percentage of average daily net assets, will not exceed the following annual rates: 1.25% for Class A Shares; 2.00% for Class C Shares; 1.50% for Class N Shares; 0.95% for Class Y Shares; and 0.85% for Class I

54      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Shares. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

55      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

56      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee

Sara J. Zervos, Ph.D., Vice President

Arthur P. Steinmetz, President and Principal Executive Officer

Arthur S. Gabinet, Secretary and Chief Legal Officer

Jennifer Sexton, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc.  All rights reserved.

57      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

58      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

OppenheimerFunds®
The Right Way to Invest
A Better Website for Investors

We redesigned the OppenheimerFunds investor site

to help you find the information and services you need—

quickly. Visit oppenheimerfunds.com/investors

to see how well the new site will work for you. You can

also visit our website for 24-hour access to account

information and transactions or call us at 800 CALL OPP

(800 225 5677) for 24-hour automated information

and automated transactions. Representatives are also

available Mon–Fri 8am–8pm ET.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/8/2015